Exhibit 99.1

DarkPulse Announces ITAR Registration and Compliance with The United States Dept. of State

The US Department of State Bureau of Political-Military Affairs has issued an Export Commodity Jurisdiction Determination Allowing for the exportation of DarkPulse’s system Globally

NEW YORK, New York Feb 12, 2021 – DarkPulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology-security company focused on the manufacture, sale, installation and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) which provide a data stream of critical metrics for assessing the health and security of infrastructure for applications in border security, pipelines, oil and gas, aviation and aerospace, and mine safety, today announced that after inspection of their BOTDA system design and functionality by the U.S. Dept of State, the Company has received a Commodity Jurisdiction for the exportation of its system globally.

“The Company’s application filed for Commodity Jurisdiction often referred to as (ITAR) has been approved by the U.S. State Department. As an ITAR-registered company, DarkPulse has met the corporate procedures and control requirements for compliance to fully participate as an approved manufacturer and supplier for military, aerospace, and Homeland Security applications and programs. This significant development is in-line with our business model to provide highly accurate measuring devices into multiple industry sectors throughout the globe, said Dennis O’Leary, Chairman and CEO of DarkPulse.

The Company continues to explore additional potential opportunities in strategic locations worldwide with the goal of accelerating the adoption of its DarkPulse Technology Products and expand its global market position.

About DarkPulse , Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

About ITAR Regulations

Companies engaged in the manufacturing, exporting, temporary importing, or brokering of defense articles (including technical data), or provisioning of defense services controlled by the ITAR (see the U.S. Munitions List), companies need to know what the ITAR requires of them. This will include: (1) registration, (2) maintenance of records required by 22 CFR §122.5, and (3) obtaining licenses or other approvals prior to making exports, temporary imports, or engaging in brokering activities.

For more information Visit: https://www.state.gov

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse Solutions, Inc.

media@DarkPulse.com

1.800.436.1436